UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2014 (May 28, 2014)

CEFC GLOBAL STRATEGIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-173949	99-0361962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Xing Guo Road, D8 Xu Hui District, Shanghai, P.R. China	200052
(Address of principal executive offices)	(Zip Code)
011-8621-5856-5351 Registrant’s telephone number, including area code:

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Director

Effective May 28, 2014, Ms. Mao Zhao (“Ms. Zhao”) resigned from the Registrant’s board of directors.  Ms. Zhao’s decision to resign as director was due to personal reasons and was not the result of any material disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CEFC GLOBAL STRATEGIC HOLDINGS, INC.
Date: May 29, 2014	(Registrant)

	By:	/s/ Qinzhen Li
Qinzhen Li
Chief Financial Officer

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